                       Securities and Exchange Commission
                             Washington, D.C. 20549





                                   FORM 8-K-A



             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                               December 11, 2001


                           IMX PHARMACEUTICALS, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)

                        Commission File Number 000-30294


           Utah                                             87-0394290
-------------------------------                          --------------------
(State or other jurisdiction of                           (I.R.S.  Employer
 incorporation or organization                           Identification No.)



                  Suite 2902, 140 Broadway, New York, NY 10005
                  --------------------------------------------
                    (Address of Principal Executive Offices)



                                  212.509.9500
                  --------------------------------------------
              (Registrant's Telephone number, including area code)

ITEM 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

These are the audited and pro forma financial statements required as a result of the acquisition of all of the equity of Findstar plc and all of Cater Barnard plc's interests in ThinkDirectMarketing, Inc. as described in more detail in
Item 2 of the Report on Form 8-K filed December 14th 2001. A discussion of Findstar plc's operation results may be found in the Report on Form 10-QSB for the three months ended December 31, 2001

    Financial
    Statement
       Page         Financial Statement Name
    ----------      ------------------------

       F-1          Auditor's Report of Spokes & Company

       F-2          Findstar plc Balance Sheet as of June 30, 2001 (audited)

       F-4 Findstar plc Statement of Operations for the Year Ended June 30, 2001 (audited)

       F-5          Notes to Audited Financial Statements

       F-8 IMX Pharmaceuticals, Inc. and Subsidiary Pro Forma Balance Sheets as of September 30, 2001.

       F-10 IMX Pharmaceuticals, Inc. and Subsidiary Pro Forma Statements of Operations for the Three
                    Months Ended September 30, 2001.

       F-11 IMX Pharmaceuticals, Inc. and Subsidiary Pro Forma Statements of Operations for the Year Ended June 30, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     IMX PHARMACEUTICALS, INC.


Date: February 22, 2002                     By:        /s/  Adrian Stecyk
                                                ------------------------------
                                                          Adrian Stecyk

                          INDEX TO FINANCIAL STATEMENTS


     Financial
     Statement
       Page          Financial Statement Name
     -----------     --------------------------

        F-1          Auditor's Report of Spokes & Company

        F-2          Findstar plc Balance Sheet as of June 30, 2001 (audited)

        F-4 Findstar plc Statement of Operations for the Year Ended June 30, 2001 (audited)

        F-5          Notes to Audited Financial Statements


        F-8 IMX Pharmaceuticals, Inc. and Subsidiary Pro Forma Balance Sheets as of September 30, 2001.

        F-10 IMX Pharmaceuticals, Inc. and Subsidiary Pro Forma Statements of Operations for the Three
                     Months Ended September 30, 2001.

        F-11 IMX Pharmaceuticals, Inc. and Subsidiary Pro Forma Statements of Operations for the Year
                     Ended June 30, 2001.

                                AUDITORS' REPORT


We have audited the financial statements of Findstar plc for the period ended 30 June 2001 which comprise Group Profit and Loss Account, the Group Balance Sheet the Company Balance Sheet, the Group Cash Flow Statement and the related notes. These financial statements have been prepared under the historical cost convention and the accounting policies set out therein.

Respective Responsibilities of Directors and Auditors

As described in the Statement of Directors' Responsibilities the company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those financial statements and report our opinion to you.

Basis of Opinion

We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Group's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Fundamental Uncertainty

In forming our opinion we have considered the adequacy of the disclosure made in note 2 to the accounts concerning the loss for the period and the net deficit of assets and also the support now provided by the ultimate holding company. The accounts have been prepared on a going concern basis, the validity of which depends on the company starting to trade profitably and the continued funding being available from the creditors, financiers and the ultimate holding company. The accounts do not include any adjustments that would result from the company being unable to continue to trade. Our opinion is not qualified in this respect.

Opinion

In our opinion the financial statements give a true and fair view of the state of affairs of the Company and the Group as at 30 June 2001 and of the Group's loss for the period then ended and have been properly prepared in accordance with the Companies Act 1985.

SPOKES & COMPANY
Chartered Accountants and Registered Auditors
Hilden Park House
79 Tonbridge Road
Hildenborough
Kent TN11 9BH
31 October 2001

                                 FINDSTAR, PLC

                                 BALANCE SHEET

                                 JUNE 30, 2001


                                     ASSETS
-------------------------------------------------------------------------------


CURRENT ASSETS:

     Accounts receivable, net of
         allowance for doubtful accounts of $91,168               $  132,286
     Inventories                                                      15,926
     Prepaid expenses                                                 37,914
                                                                  ----------

         Total Current Assets                                        186,126
                                                                  ----------




PROPERTY AND EQUIPMENT:

     Property and equipment, net of
           accumulated depreciation of $47,862                       103,434
                                                                  ----------


OTHER ASSETS:

     Goodwill                                                      1,117,791
                                                                  ----------





         Total Assets                                             $1,407,351
                                                                  ==========


                 See accompanying notes and accountants' report

                                 FINDSTAR, PLC

                                 BALANCE SHEET

                                 JUNE 30, 2001


               LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------



CURRENT LIABILITIES:

     Bank overdrafts                                          53,528
     Accounts payable                                        274,701
     Accrued expenses
         and other current liabilities                       979,812
                                                    -----------------


         Total Current Liabilities                          1,308,041
                                                    -----------------



LONG-TERM LIABILITIES:

     Due to affiliate                                        395,120
                                                    -----------------
         Total Long-Term Liabilities                         395,120
                                                    -----------------


         Total Liabilities                                  1,703,161
                                                    -----------------



STOCKHOLDERS' EQUITY (DEFICIT):

     Common stock                                            437,138
     Retained earnings (deficit)                            (732,948)
                                                    -----------------

         Total Stockholders' Equity (Deficit)               (295,810)
                                                    -----------------



         Total Liabilities
            and Stockholders' Equity (Deficit)      $       1,407,351
                                                    =================


                 See accompanying notes and accountants' report

                                  FINDSTAR PLC

                            STATEMENTS OF OPERATIONS

                               FOR THE YEAR ENDED

                                  JUNE 30, 2001




NET SALES                                                  $      330,731

COST OF SALES                                                     171,435
                                                         -----------------


GROSS PROFIT                                                      159,296


OPERATING EXPENSES

     Selling                                                      513,955
     Advertising                                                      856
     General and administrative                                   321,640
     Depreciation and amortization                                 48,843
                                                         -----------------

Total Operating Expenses                                          885,294
                                                         -----------------


LOSS FROM OPERATIONS                                              (725,998)
                                                         -----------------


OTHER INCOME AND (EXPENSES)

     Interest income                                                    0
     Asset impairment loss                                              0
     Interest expense                                              (4,897)
     Reorganization items                                               0
     Other                                                         (2,053)
                                                         -----------------

Total Other Income and (Expenses)                                  (6,950)
                                                         -----------------



NET LOSS                                                   $     (723,948)
                                                         =================



                 See accompanying notes and accountants' report

                                  FINDSTAR PLC
                      NOTES TO AUDITED FINANCIAL STATEMENTS


NOTE 1 -          NATURE OF BUSINESS

                  Findstar plc ("the Company") was incorporated on January 2, 2001 in the United Kingdom. The Company acquired the entire share capital of Panda Software (UK) Limited and Panda Antivirus Software Limited on January 25, 2001.

                  The Company's entire share capital was purchased by Envesta plc on June 25, 2001 and was then sold to IMX Pharmaceuticals, Inc. on September 30, 2001.

                  The Company is the holding company of Panda Software (UK) Limited and Panda Antivirus Software Limited. The financial statements incorporate both these subsidiaries.


NOTE 2 -        GOING CONCERN

                  The Company has incurred operating losses since incorporation. The Company's current liabilities exceed its current assets by $1,121,915 and its total liabilities exceed its total assets by $295,810.

                  The accounts do not include any adjustments that would result from The Company being unable to trade.


NOTE 3 -       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                 Cash and cash equivalents

                 For purposes of reporting cash flows, The Company considers all highly liquid investments purchases with an original maturity of three months or less to be cash equivalent.

                 Accounts receivable

                 Management has evaluated the accounts receivable and believe that a significant amount are uncollectable. The Company has provided an allowance for doubtful accounts in the amount of $91,168 at June 30, 2001.

                 Inventories

                  Inventories are stated at lower of cost or market value.

                                  FINDSTAR PLC
                      NOTES TO AUDITED FINANCIAL STATEMENTS

NOTE 3 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

                 Property and equipment

                 Property and equipment are recorded at cost. Depreciation and amortization are computed using methods that approximate the assets over their useful working lives.

                 Revenue recognition

                 Sales are generally recorded upon the shipment of goods/ granting of licenses to customers.

                 Accounting estimates

                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.


NOTE 4  -      INVENTORIES

                 Inventories consist of goods for re-sale.


NOTE 5   -     PROPERTY AND EQUIPMENT


Property and equipment consisted of the following:


                                           JUNE 30, 2001
                                           -------------

Database                                     $  67,998
Fixtures and fittings                           75,631
Motor vehicles                                   7,668
                                             ---------

                                               151,297

Less: accumulated depreciation                 (47,862)
                                             ---------

Property and equipment, net of
  accumulated depreciation                   $ 103,434
                                             =========

                                  FINDSTAR PLC
                      NOTES TO AUDITED FINANCIAL STATEMENTS



NOTE 6 -     INCOME TAXES

                The Company had a net operating loss of approximately $1,800,000 at June 30, 2001 which can be used to offset future profits of The Company.


NOTE 7 -     RELATED PARTY TRANSACTIONS

                There were no related party transactions during the period covered by the related financial statements.


NOTE 8 -     COMMITMENTS AND CONTINGENCIES

                The Company leases it's premises under a non- cancelable operating lease. The future minimum annual rental payments required under these operating leases are approximately as follows:

                Expiring within one year                   $      0
                Expiring between two and five years        $ 76,990


                A cross guarantee held by the bank in favor of The Company and its subsidiaries has been given by The Company for all monies owing.

                Panda Software (UK) limited has the UK license for the import and distribution of Panda anti-virus software.

                           IMX PHARMACEUTICALS, INC.

                                 AND SUBSIDIARY

                            PRO FORMA BALANCE SHEETS

                               SEPTEMBER 30, 2001


                                     ASSETS
--------------------------------------------------------------------------------

                                                 IMX Pharmaceuticals
                                                   and subsidiaries   Findstar, plc
                                                     Historical        Historical        Pro Forma          Pro Forma
                                                    (Unaudited)       (Unaudited)       Adjustments         Results
                                                    ------------      ------------      ------------       ------------
CURRENT ASSETS

     Cash                                           $      9,719      $          0      $     (9,719)      $          0
     Accounts receivable                                   8,238           264,394            (8,238)           264,394
     Inventories                                         104,983               808          (104,983)               808
     Other receivables                                   502,459                 0          (502,459)                 0
     Prepaid expenses                                     18,033            39,588           (18,033)            39,588
                                                    ------------      ------------      ------------       ------------

        Total Current Assets                             643,432           304,790          (643,432)           304,790
                                                    ------------      ------------      ------------       ------------


PROPERTY AND EQUIPMENT

     Property and equipment, net of
          accumulated depreciation                       973,665            98,340          (973,665)            98,340
                                                    ------------      ------------      ------------       ------------


OTHER ASSETS

     Goodwill                                                  0         1,152,163                 0          1,152,163
     Note receivable, Shalom Y'all                             0                 0           100,000            100,000
     Deposits and other                                    4,919                 0            (4,919)                 0
     Promissory notes receivable                               0                 0         4,000,000          4,000,000
     Indemnification agreement                                 0                 0            50,000             50,000
     Investment in Findstar plc                                0                 0                 0                  0
     Investment in Think Direct Marketing. Inc                 0                 0        12,800,000         12,800,000
                                                    ------------      ------------      ------------       ------------

        Total Other Assets                                 4,919         1,152,163        16,945,081         18,102,163
                                                    ------------      ------------      ------------       ------------


        Total Assets                                $  1,622,016      $  1,555,293      $ 15,327,984       $ 18,505,293
                                                    ============      ============      ============       ============

                           IMX PHARMACEUTICALS, INC.

                                 AND SUBSIDIARY

                            PRO FORMA BALANCE SHEETS

                               SEPTEMBER 30, 2001


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
--------------------------------------------------------------------------------

                                                 IMX Pharmaceuticals
                                                  and subsidiaries   Findstar, plc
                                                     Historical       Historical          Pro Forma          Pro Forma
                                                    (Unaudited)       (Unaudited)        Adjustments          Results
                                                   ------------       ------------       ------------       ------------
CURRENT LIABILITIES
     Current portion of long-term
        notes payable                              $          0       $          0       $          0       $          0
     Bank overdrafts                                          0             67,029                  0             67,029
     Accounts payable                                 1,765,835            116,085         (1,765,835)           116,085
     Accrued expenses                                         0                  0
        and other current liabilities                   259,336            983,058           (259,336)           983,058
     Commissions payable                                278,037                  0           (278,037)                 0
     Bankruptcy settlement and fees payable                   0                  0             68,000             68,000
     Note payable                                             0                  0             82,000             82,000
     Sales tax payable                                  195,383                  0           (195,383)                 0
     Stock recission payable                            488,300                  0           (488,300)                 0
     Loans payable                                    1,828,672                  0         (1,828,672)                 0
                                                   ------------       ------------       ------------       ------------


        Total Current Liabilities                     4,815,563          1,166,172         (4,665,563)         1,316,172
                                                   ------------       ------------       ------------       ------------


LONG-TERM LIABILITIES

     Officer' loan payable                               65,000                  0            (65,000)                 0
     Promissory notes payable                                 0                  0          3,000,000          3,000,000
     Due to affiliate                                         0            803,144                  0            803,144
     Notes payable, less current portion                842,003                  0           (842,003)                 0
                                                   ------------       ------------       ------------       ------------

        Total Long-Term Liabilities                     907,003            803,144          2,092,997          3,803,144
                                                   ------------       ------------       ------------       ------------


        Total Liabilities                             5,722,566          1,969,316         (2,572,566)         5,119,316
                                                   ------------       ------------       ------------       ------------


STOCKHOLDERS' EQUITY (DEFICIT)

     Preferred stock                                          0                  0         18,224,800         18,224,800
     Common stock                                        12,898            437,138           (446,298)             3,738
     Additional paid-capital                         10,495,487                  0         (3,513,793)         6,981,694
     Retained earnings (deficit)                    (14,030,881)          (851,161)         2,479,733        (12,402,309)
     Treasury stock                                    (578,054)                 0          1,156,108            578,054
     Accumulated other
        comprehensive income (loss)                           0                  0                  0                  0
                                                   ------------       ------------       ------------       ------------

        Total Stockholders' Equity (Deficit)         (4,100,550)          (414,023)        17,900,550         13,385,977
                                                   ------------       ------------       ------------       ------------


        Total Liabilities
           and Stockholders' Equity (Deficit)      $  1,622,016       $  1,555,293       $ 15,327,984       $ 18,505,293
                                                   ============       ============       ============       ============


                            IMX PHARMACEUTICALS, INC.

                                 AND SUBSIDIARY

                       PRO FORMA STATEMENTS OF OPERATIONS

                           FOR THE THREE MONTHS ENDED

                               SEPTEMBER 30, 2001



                                   IMX Pharmaceuticals, Inc.
                                        and subsidiaries           Findstar, plc
                                            Historical               Historical               Pro Forma                Pro Forma
                                           (Unaudited)              (Unaudited)              Adjustments                Results
                                           -----------              -----------              -----------                -------
NET SALES                                   $  34,881                $ 321,709                $ (34,881)               $ 321,709

COST OF SALES                                     275                  121,470                     (275)                 121,470
                                            ---------                ---------                ---------                ---------


GROSS PROFIT                                   34,606                  200,239                  (34,606)                 200,239
                                            ---------                ---------                ---------                ---------


OPERATING EXPENSES

    Selling                                    19,287                  180,382                  (19,287)                 180,382
    Advertising                                    16                    2,798                      (16)                   2,798
    General and administrative                 20,686                  109,547                  (20,686)                 109,547
    Depreciation and amortization               5,449                    9,450                   (5,449)                   9,450
                                            ---------                ---------                ---------                ---------
                                                                                                                               0
Total Operating Expenses                       45,438                  302,177                  (45,438)                 302,177
                                            ---------                ---------                ---------                ---------


LOSS FROM OPERATIONS                          (10,832)                (101,938)                  10,832                 (101,938)
                                            ---------                ---------                ---------                ---------


OTHER INCOME AND (EXPENSES)

    Interest income                                 0                        0                        0                        0
    Asset impairment loss                           0                        0                        0                        0
    Interest expense                                0                      936                        0                      936
    Reorganization items                            0                        0                        0                        0
    Other                                      (3,067)                       0                    3,067                        0
                                            ---------                ---------                ---------                ---------

Total Other Income and (Expenses)              (3,067)                     936                    3,067                      936
                                            ---------                ---------                ---------                ---------

                                                                                                                               0
                                                                                                                               0
NET LOSS                                    $ (13,899)               $(101,002)               $  13,899                $(101,002)
                                            =========                =========                =========                =========

--------------------------------------------------------------------------------
Weighted average number of shares of common stock outstanding:
    Basic                                                              3,738,486

    Diluted                                                            8,936,686
--------------------------------------------------------------------------------
Net loss per common share:

    Basic                                                           $     (0.03)

    Diluted                                                         $     (0.01)
--------------------------------------------------------------------------------

                            IMX PHARMACEUTICALS, INC.

                                 AND SUBSIDIARY

                       PRO FORMA STATEMENTS OF OPERATIONS

                               FOR THE YEAR ENDED

                                  JUNE 30, 2001



                               IMX Pharmaceuticals, Inc.
                                    and subsidiaries             Findstar, plc
                                        Historical                Historical                  Pro Forma                 Pro Forma
                                       (Unaudited)                (Audited)                  Adjustments                 Results
                                       -----------                ---------                  -----------                 -------
NET SALES                              $ 1,977,226                $   330,731                $(1,977,226)               $   330,731

COST OF SALES                            1,513,003                    171,435                 (1,513,003)                   171,435
                                       -----------                -----------                -----------                -----------


GROSS PROFIT                               464,223                    159,296                   (464,223)                   159,296


OPERATING EXPENSES

    Selling                                742,788                    513,955                   (742,788)                   513,955
    Advertising                             20,863                        856                    (20,863)                       856
    General and administrative           1,663,058                    321,640                 (1,663,058)                   321,640
    Depreciation and amortization          104,598                     48,843                   (104,598)                    48,843
                                       -----------                -----------                -----------                -----------
                                                                                                                                  0
Total Operating Expenses                 2,531,307                    885,294                 (2,531,307)                   885,294
                                       -----------                -----------                -----------                -----------


LOSS FROM OPERATIONS                    (2,067,084)                  (725,998)                 2,067,084                   (725,998)
                                       -----------                -----------                -----------                -----------


OTHER INCOME AND (EXPENSES)

    Interest income                         32,413                          0                    (32,413)                         0
    Asset impairment loss               (1,029,177)                         0                  1,029,177                          0
    Interest expense                             0                     (4,897)                         0                     (4,897)
    Reorganization items                (5,634,421)                         0                  5,634,421                          0
    Other                                  262,056                     (2,053)                  (262,056)                    (2,053)
                                       -----------                -----------                -----------                -----------

Total Other Income and (Expenses)       (6,369,129)                    (6,950)                 6,369,129                     (6,950)
                                       -----------                -----------                -----------                -----------

                                                                                                                                  0
                                                                                                                                  0
NET LOSS                               $(8,436,213)               $  (732,948)               $ 8,436,213                $  (732,948)
                                       ===========                ===========                ===========                ===========

--------------------------------------------------------------------------------
Weighted average number of shares of common stock outstanding:
    Basic                                                              3,738,486

    Diluted                                                            8,936,686

--------------------------------------------------------------------------------
Net loss per common share:

    Basic                                                          $      (0.20)

    Diluted                                                        $      (0.08)
--------------------------------------------------------------------------------

                                      F-11